                                                                     EXHIBIT 4.1



COMMON STOCK                                                                                                 COMMON STOCK

   NUMBER                                                                                                        AMOUNT
-------------                                                                                                --------------
  NE                                                           [LOGO]
-------------                                                                                                --------------

                                                      NEXTERA ENTERPRISES, INC.


THIS CERTIFICATE IS TRANSFERABLE IN      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                SEE REVERSE FOR
RIDGEFIELD PARK, NJ OR NEW YORK, NY                                                                        CERTAIN CONDITIONS

                                                                                                           CUSIP 45332E 10 1

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF


          FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.001 PAR VALUE, OF

                                       NEXTERA ENTERPRISES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              [NEXTERA ENTERPRISES INC. CORPORATE SEAL]


              SECRETARY                                                       PRESIDENT




     COUNTERSIGNED AND REGISTERED
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     TRANSFER AGENT AND REGISTRAR


By
                      AUTHORIZED SIGNATURE
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
     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE
OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                        UNIF GIFT MIN ACT --.............Custodian..............
TEN ENT -- as tenants by the entireties                                        (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                                   under Uniform Gifts to Minors
           survivorship and not as tenants                                  Act................................
           in common                                                                      (State)
                                                       UNIF TRF MIN ACT --..............Custodian(until age....)
                                                                              (Cust)

                                                                          ...............under Uniform Transfers
                                                                              (Minor)
                                                                          to Minors Act........................
                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________


                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


--------------------------------------------
 AMERICAN BANK NOTE COMPANY   MAY 12, 1999fm
 3504 ATLANTIC AVENUE
 SUITE 12
 LONG BEACH, CA 90807         004920bk
 (562) 989-2333
 (FAX) (562) 426-7450         Proof ____ NEW
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